FIRST AMENDMENT TO CREDIT AGREEMENT


     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") dated as of November 30, 2006, is by and among SCOTTISH ANNUITY & LIFE INSURANCE COMPANY (CAYMAN) LTD. ("SALIC"), SCOTTISH RE (DUBLIN) LIMITED ("Scottish Dublin"), SCOTTISH RE (U.S.) INC. ("Scottish US") and SCOTTISH RE LIMITED ("Scottish UK" and, together with SALIC, SCOTTISH DUBLIN and SCOTTISH US, each a "Borrower" and collectively the "Borrowers"), the various financial institutions parties hereto (collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent") for the Lenders. Terms defined in the Credit Agreement (as defined below) are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

                                    RECITALS:

     A. The Borrowers, the Lenders from time to time party thereto, Bear Stearns Corporate Lending Inc., HSBC USA, National Association and Wachovia Bank, National Association, as Syndication Agents, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 14, 2005 (as such agreement may have been amended, restated, modified or supplemented and in effect as of the date hereof, the "Credit Agreement").

     B. The Borrowers have requested that the Administrative Agent and the Lenders amend and waive certain provisions of the Credit Agreement in exchange for a back up letter of credit.

     C. The parties hereto have agreed to amend the Credit Agreement as set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS. Effective as of the Amendment Effective Date (as hereinafter defined), the Credit Agreement shall be amended as follows:

     1.1 Section 1.1 of the Credit Agreement is amended by adding the following definitions in the proper alphabetical order:

     "Acceptable Back-Up Letter of Credit" means an irrevocable back-up letter of credit which (a) is substantially in the form of Exhibit A to the First Amendment with such changes therein as may be acceptable to the L/C Issuer, (b) is issued by Comerica Bank or another financial institution or institutions which are acceptable to the Required Lenders and (c) has a stated expiry date not earlier than 30 days after the latest expiry date of the outstanding Letters of Credit covered by such Acceptable Back-up Letter of Credit.

     "Amendment Effective Date" means the Amendment Effective Date as defined in the First Amendment.

     "First Amendment" means the First Amendment to Credit Agreement dated as of November 30, 2006.

     1.2 Section 7.03(g) of the Credit Agreement is amended by inserting the following at the end thereof: "and indebtedness with respect to Acceptable Back-Up Letters of Credit".

     1.3 Section 7.06(b) of the Credit Agreement is amended and restated in its entirety as follows:

          "Each Borrower and each of its Subsidiaries may declare and make dividend payments or other distributions payable solely in the common stock or other Equity Interest of such Person and SALIC may declare and make dividend payments or other distributions on December 4, 5, or 6, 2006 in an amount not to exceed $115,000,000 solely for the purpose of permitting the Parent to make payments required in connection with the exercise of the optional put right by holders of the Parent's 4.5% Senior Convertible Notes.

     SECTION 2. NO WAIVER OF DEFAULT. In this Agreement, the Administrative Agent and the Lenders waive no Default or Event of Default, whether presently or subsequently existing.

     SECTION 3. PRESERVATION AND NO WAIVER OF RIGHTS. Consistent with, but not in limitation of, Section 2 hereof, and except as otherwise expressly provided for herein, the Administrative Agent and the Lenders hereby fully preserve all their rights, powers and remedies against each Borrower and/or any other person or entity. In addition, nothing contained herein shall be deemed to be a waiver or abandonment of any Default or Event of Default (whether presently or subsequently existing), any rights or remedies available to the Administrative Agent and the Lenders under the Loan Documents, applicable law or otherwise, each of which rights, powers or remedies is hereby specifically and expressly reserved.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to each Lender and the Administrative Agent, on the Amendment Effective Date (as hereinafter defined), as follows:

     4.1 After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

     4.2 The execution, delivery and performance by each Borrower of this Agreement has been duly authorized by such Borrower and there is no action pending or any judgment, order or decree in effect which is likely to restrain, prevent or impose materially adverse conditions upon the performance by each Borrower of its obligations under the Credit Agreement or the other Loan Documents.

     4.3 This Agreement constitutes the legal, valid and binding obligation of each Borrower party hereto, enforceable against each such Borrower in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights or by the effect of general equitable principles.

     4.4 The execution, delivery and performance by each Borrower of this Agreement do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien (other than any Liens securing the Acceptable Back Up Letters of Credit) upon the property of such Borrower or any of its Subsidiaries, by reason of the terms of (i) any Contractual Obligation to which such Borrower is a party or which is binding upon it, (ii) any Law applicable to any Borrower or any of its Subsidiaries, or (iii) the Organizational Documents, of such Borrower or any of its Subsidiaries.

     SECTION 5. EFFECTIVENESS. This Agreement shall become effective as of the date upon which each of the following conditions precedent condition has been satisfied being herein called the "Amendment Effective Date"):

     5.1 The Administrative Agent shall have received duly executed counterparts of this Agreement which, when taken together, bear the authorized signatures of the Borrowers, the Administrative Agent and the Required Lenders.

     5.2 The Administrative Agent and the Required Lenders shall be satisfied that the representations and warranties set forth in Section 4 are true and correct on and as of the Amendment Effective Date and that no Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date.

     5.3  There shall not be any outstanding Unreimbursed Amounts.

     5.4 Unless waived by the Administrative Agent, SALIC shall have paid all fees and expenses owing to the Administrative Agent, including fees, charges and disbursements of counsel and financial consultant to the Administrative Agent to the extent invoiced prior to or on the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between SALIC and the Administrative Agent).

     5.5 The Administrative Agent shall have received Acceptable Back Up Letters of Credit for an amount equal to 105% of the then stated amount of all outstanding Letters of Credit.

     SECTION 6. RELEASE AND COVENANT NOT TO SUE. In consideration of the agreements and understandings in this Agreement, each Borrower and each other Borrower, jointly and severally, and for such Borrower's Derivative/Successor Persons, hereby knowingly and voluntarily, unconditionally and irrevocably, absolutely, finally, and forever release, acquit, and discharge each Lender Released Party from any Claim relating in any manner whatsoever to any of the Loan Documents and/or any Borrower's credit relationship with the Lender ("Borrower-Related Claim").

     The Borrowers hereby knowingly and voluntarily, unconditionally and irrevocably, absolutely, finally and forever covenant that they will refrain, and further will direct any Derivative/Successor Person to refrain, from commencing or otherwise prosecuting any action, suit or other proceeding, in law or in equity, against each Lender Released Party on account of any Borrower-Related Claim. Each Lender Released Party shall be entitled to enforce this covenant through specific performance. In addition to the other liability which shall accrue upon the breach of this covenant, the breaching party (including, without limitation, any Derivative/Successor Person of such Borrower who or that commences or prosecutes any such action, suit or other proceeding) shall be liable to such Lender Released Party for all reasonable attorneys' fees and costs incurred by such party in the defense of such action or suit.

     The following terms shall have the following definitions when used in this
Section 9:

     "Claims" shall mean any and all claims, counterclaims, action or actions, cause or causes of action (including, without limitation, any relating in any manner to any existing litigation), suits, obligations, controversies, debts, liens, contracts, agreements, covenants, promises, liabilities, damages, demands, compensation, losses, costs, judgments, orders, interest or expense (including, without limitation, attorneys' fees and expenses) of any kind, type, nature, character or description, including, without limitation, whether in law, equity, or otherwise, whether now known or unknown, whether in contract or in tort, whether choate or inchoate, whether contingent or vested, whether liquidated or unliquidated, whether fixed or unfixed, whether matured or unmatured, whether suspected or unsuspected, and whether or not concealed, sealed, or hidden, of any Borrower or which may be asserted by any Borrower or, through any Borrower, or otherwise on any Borrower's behalf (including, without limitation, those which may be asserted on any derivative basis), which have existed at any time on or prior to the date hereof, including, without limitation, which relates or may relate in any manner whatsoever to any facts in existence on or at any time prior to the date hereof.

     "Derivative/Successor Person" shall mean, with respect to each Borrower, any person or other entity (including, without limitation, any former, current, or future employee, officer, agent, attorney, board member, shareholder, parent, subsidiary, partnerships, joint venture, other affiliate, spouse, relative, heir, beneficiary, legal representative, creditor, successor or assign) who or that may assert or may attempt to assert any Claim by or otherwise belonging to such Borrower, through such Borrower, or otherwise on behalf of such Borrower (including, without limitation, on any derivative basis).

     "Lender Released Parties" shall mean each of the Administrative Agent and each Lender and each of its former, current, and/or future subsidiaries, parents, partnerships, joint ventures, other affiliates, officers, directors, employees, attorneys, financial consultants, agents, assigns, heirs, executors, administrators, predecessors, successors and assigns.

     SECTION 7. MISCELLANEOUS.

     7.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments and only to the extent (and for the period) specifically referred to in such amendments. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Credit Agreement.

     7.2 Payment of Costs and Expenses. The Borrowers, jointly and severally, agree to pay on demand all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     7.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     7.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     7.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     7.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     7.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is solely for the benefit of the parties hereto, and, no provision of this Agreement shall be deemed to confer upon any third parties (including, without limitation, any other creditors or parties in interest (including equity holders) of the Borrowers) any claim, remedy, liability, reimbursement, cause of action or other right.

     7.8 Integration. This Agreement represents the agreement of the Borrowers, the Administrative Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     7.9 Instrument Pursuant To Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement. WITHOUT LIMITING THE FOREGOING, THE WAIVER OF JURY TRIAL SET FORTH IN THE CREDIT AGREEMENT SHALL BE APPLICABLE HERETO.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                        SCOTTISH ANNUITY & LIFE INSURANCE
                                        COMPANY (CAYMAN) LTD.


                                        By:  /s/ Paul Goldean
                                             -----------------------------------

                                        Name:  Paul Goldean
                                        Title: Director


                                       S-1                       SALIC AMENDMENT

                                        SCOTTISH RE (DUBLIN) LIMITED
                                        By: Scottish Annuity & Life Insurance
                                        Company (Cayman) Ltd, as Agent



                                        By:  /s/ Paul Goldean
                                             -----------------------------------

                                        Name:  Paul Goldean
                                        Title: Director


                                       S-2                       SALIC AMENDMENT

                                        SCOTTISH RE (U.S.), INC
                                        By:  Scottish Annuity & Life Insurance
                                        Company (Cayman) Ltd, as Agent



                                        By:  /s/ Paul Goldean
                                             -----------------------------------

                                        Name:  Paul Goldean
                                        Title: Director


                                       S-3                       SALIC AMENDMENT

                                        SCOTTISH RE LIMITED
                                        By:  Scottish Annuity & Life Insurance
                                        Company (Cayman) Ltd, as Agent



                                        By:  /s/ Paul Goldean
                                             -----------------------------------

                                        Name:  Paul Goldean
                                        Title: Director


                                       S-4                       SALIC AMENDMENT

                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent, Lender and L/C Issuer



                                        By:  /s/ John W. Woodiel III
                                             -----------------------------------

                                        Name:  John W. Woodiel III
                                        Title: Senior Vice President


                                       S-5                       SALIC AMENDMENT

                                        ABN AMRO BANK N.V.



                                        By:  /s/ David W. Stack
                                             -----------------------------------
                                        Name:  David W. Stack
                                        Title: Senior Vice President

                                        By:  /s/ Steven C. Wimpenny
                                             -----------------------------------
                                        Name:  Steven C. Wimpenny
                                        Title: Group Senior Vice President


                                       S-6                       SALIC AMENDMENT

                                        THE BANK OF NEW YORK



                                        By:  /s/ Edward J. DeSalvio
                                             -----------------------------------
                                        Name:  Edward J. DeSalvio
                                        Title: Vice President


                                       S-7                       SALIC AMENDMENT

                                        BAYERISCHE HYPO UND VEREINSBANK AG,
                                        NEW YORK BRANCH



                                        By:  /s/ Michael F. Davis
                                             -----------------------------------
                                        Name:  Michael F. Davis
                                        Title: Director



                                        By:  /s/ Stephen R. Lueker
                                             -----------------------------------
                                        Name:  Stephen R. Lueker
                                        Title: Director


                                       S-8                       SALIC AMENDMENT

                                        BEAR STEARNS CORPORATE LENDING INC.,
                                        as Lender and Syndication Agent



                                        By:  /s/ Victor Bulzacchelli
                                             -----------------------------------
                                        Name:  Victor Bulzacchelli
                                        Title: Vice President


                                       S-9                       SALIC AMENDMENT

                                        BNP PARIBAS



                                        By:  /s/ Laurent Vanderzyppe
                                             -----------------------------------

                                        Name:  Laurent Vanderzyppe
                                        Title: Managing Director



                                        By:  /s/ Phil Truesdale
                                             -----------------------------------
                                        Name:  Phil Truesdale
                                        Title: Managing Director


                                      S-10                       SALIC AMENDMENT

                                        COMERICA BANK



                                        By:  /s/ Chatphet Saipetch
                                             -----------------------------------
                                        Name:  Chatphet Saipetch
                                        Title: Vice President


                                      S-11                       SALIC AMENDMENT

                                        GREENWICH CAPITAL MARKETS, INC., as
                                        agent for The Royal Bank of Scotland plc



                                        By:  /s/ George Urban
                                             -----------------------------------
                                        Name:  George Urban
                                        Title: VP


                                      S-12                       SALIC AMENDMENT

                                        HSBC BANK USA, NATIONAL ASSOCIATION, as
                                        Lender and Syndication Agent



                                        By:  /s/ Dennis Cogan
                                             -----------------------------------
                                        Name:  Dennis Cogan
                                        Title: Senior Vice President


                                      S-13                       SALIC AMENDMENT

                                        JPMORGAN CHASE BANK, N.A.



                                        By:  /s/ Erin O'Rourke
                                             -----------------------------------
                                        Name:  Erin O'Rourke
                                        Title: Vice President


                                      S-14                       SALIC AMENDMENT

                                        UBS LOAN FINANCE LLC



                                        By:  /s/ Richard L. Tavrow
                                             -----------------------------------
                                        Name:  Richard L. Tavrow
                                        Title: Director, Banking Product
                                               Services, US



                                        By:   /s/ Irja R. Otsa
                                              ----------------------------------
                                        Name:  Irja R. Otsa
                                        Title: Associate Director, Banking
                                               Products Services, US


                                      S-15                       SALIC AMENDMENT

                                        WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                        Lender and Syndication Agent



                                        By:  /s/ Helen F. Wessling
                                             -----------------------------------
                                        Name:  Helen F. Wessling
                                        Title: Managing Director


                                      S-16                       SALIC AMENDMENT

                                                    Exhibit A to First Amendment


                                                                       EXHIBIT A

IRREVOCABLE LETTER OF CREDIT NUMBER ________                  ________, 2006

ADVISING BANK:
Bank of America, N.A.
Trade Services Dept., Standby Unit
One Fleet Way
Scranton, PA 188507

BENEFICIARY:
Bank of America, N.A.
901 Main Street
Mail Code:  TX1-492-66-01
Dallas, TX 75202-3714

Ladies and Gentlemen:

We, [Issuing Bank] (the "Bank"), hereby issue in favor of Bank of America, N.A., as Beneficiary, our Irrevocable Letter of Credit No. ________, effective immediately, for account of [Scottish Annuity & Life Insurance Company (Cayman) Ltd./Scottish Re Limited]/1 (as such amount may be reduced from time to time as provided herein (the "Stated Amount").

This Letter of Credit is issued in support of those certain Standby Letters of Credit as listed on Schedule 1 attached hereto in an amount not to exceed U.S. Dollars ________________ (USD ________) and additionally fees, expenses and interest in an amount not to exceed U.S. Dollars _____________________ (USD ________).

The Stated Amount is available to you hereunder in immediately available funds against presentation to us at our office located at _______________________________, Attention: _____________ of your appropriately completed drawing certificate in the form of Exhibit A attached hereto.

Your drawing and reduction Certificates may be presented hereunder by facsimile transmission fax no.: ________ and originally by overnight courier.

If a drawing is received by the Bank at or prior to 11:00 a.m., New York City time, on a Business Day and provided that such drawing conforms to the terms and conditions hereof, payment of the drawing amount shall be made to Beneficiary in immediately available funds on the same Business Day. If a drawing is received by the Bank after 11:00 a.m., New York City time, on a Business Day, and provided that such drawing conforms to the terms and conditions hereof, payment of the drawing amount shall be made to Beneficiary in immediately available funds on the next following Business Day.


______________
1/   Need to determine if Issuing Bank will issue one letter of credit covering both the SALIC and Scottish Re Limited letters of credit or will issue a separate letter of credit for each.

                                                    Exhibit A to First Amendment


If a demand for payment made hereunder by Beneficiary does not conform to the terms and conditions of this Letter of Credit, we shall give Beneficiary prompt notice that the demand for payment was not made in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefore and that we will return same to Beneficiary. Upon being notified of a non-conforming demand, Beneficiary may attempt to correct such demand to the extent that they are entitled to do so.

The Stated Amount shall be reduced permanently by the amount of each drawing honored by us.

It is a condition of this Letter of Credit that, upon our receipt of an appropriately completed reduction certificate from Beneficiary in the form of Exhibit B attached hereto, the Stated Amount shall be reduced by the amount set forth in such certificate effective with the date of its receipt by us in good order.

As used herein, the term Beneficiary shall mean Bank of America, N.A. or any successor by operation of law to Bank of America, N.A.

As used in this Letter of Credit "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York City are required or authorized to close.

This Letter of Credit shall expire at our office located at ______________________, Attention: _________________ with our close of business on [October 16, 2007/February 1, 2007]/2 (the "Expiration Date"), unless extended as provided for below.

Notwithstanding any reference in this Letter of Credit to other documents, instruments or agreements or references in such other documents, instruments or agreements to this Letter of Credit, this Letter of Credit sets forth in full the terms of our undertaking any such documents, instruments or agreements shall not be deemed incorporated herein by such reference.

Except as otherwise expressly stated herein, this Letter of Credit is issued subject to the International Standby Practices - ISP98, International Chamber of Commerce Publication Number 590 (the "ISP98"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by ISP98, be governed by and construed in accordance with the laws of the State of New York. If this Letter of Credit expires on a Business Day on which we are closed as described in Rule 3.14 of ISP98, the Bank hereby specifically agrees to effect payment if this Letter of Credit is drawn against within 30 (thirty) days after the reopening of our business.

We hereby agree with you that any drawing certificate drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us on due presentation to us.


______________
2/   If the back-up letter of credit supports both SALIC and Scottish Re Limited letters of credit, the 10/16/07 date will be used, otherwise, the SALIC back up letter of credit should use the 2/1/07 expiry date and the Scottish Re Limited back up letter of credit should use the 10/16/07 expiry date.

                                                    Exhibit A to First Amendment


Communications to us regarding this Letter of Credit must be in writing and must be addressed to us at _______________________________, Attention: ___________
specifically referring therein to this Letter of Credit by its number.

                                        Very truly yours,

                                        [ISSUING BANK]



                                        ----------------------------------------

                                                    Exhibit A to First Amendment


                  Exhibit A to Letter of Credit Number ________

                               Drawing Certificate

To:  [Issuing Bank]
     Address

     Attention:_________________________

     Re:    Your Letter of Credit No. ________

Ladies and Gentlemen:

The undersigned, a duly authorized officer of Bank of America, N.A. hereby certifies to [Issuing Bank] (the "Bank") with reference to [Issuing Bank's] Irrevocable Letter of Credit No. _________ (the "Letter of Credit") that:

(1) Demand is hereby made on [Issuing Bank] under the Letter of Credit for payment of U.S.$[amount to be inserted] which amount does not exceed the Stated Amount available to be drawn under the Letter of Credit; and

(2) The amount demanded is to reimburse Beneficiary for a drawing presented in compliance with the terms of its Standby Letter(s) of Credit No. [insert Letter of Credit number(s) from list in attached Schedule 1] [which has not otherwise been reimbursed to Beneficiary by ______________________];

     or

(3) The amount demanded is to reimburse Beneficiary for certain fees, expenses and/or interest which are due and unpaid as of the date hereof under Standby Letter of Credit Number(s) [insert Letter of Credit Number from list in attached Schedule 1] issued on behalf of [Scottish Annuity & Life Insurance Company (Cayman) Ltd./Scottish Re Limited].

     Payment of this demand is required to be made in immediately available funds, by wire transfer, to Beneficiary in accordance with the following payment instructions.

IN WITNESS WHEREOF, Beneficiary has executed and delivered this Certificate as of the ________ day of ________, 20__.

Very truly yours,

BANK OF AMERICA, N.A.



By:_____________________________________
Name:___________________________________
Title:__________________________________

                                                    Exhibit A to First Amendment


                  Exhibit B to Letter of Credit Number ________

                              Reduction Certificate

To:  [Issuing Bank]
     Address

     Attention:_________________________

     Re:  Your Letter of Credit No:________

Ladies and Gentlemen:

The undersigned, a duly authorized officer of Bank of America, N.A. (the "Beneficiary") of the captioned Letter of Credit (the "Letter of Credit"), hereby certifies to [Issuing Bank] (the "Bank") with reference to the Letter of Credit that:

(1) Beneficiary's Standby Letter of Credit No. [insert Letter of Credit Number from list in attached Schedule 1], as listed on Schedule 1 of your Letter of Credit, has been returned for cancellation and has been terminated; or

(2) Beneficiary's Standby Letter of Credit No. [insert Letter of Credit Number from list in attached Schedule 1] has expired, has been cancelled or has been reduced, from our records; or

(3) Beneficiary has received payment of fees and expenses and/or Interest previously billed or charged to [Scottish Annuity & Life Insurance Company (Cayman) Ltd./Scottish Re Limited] under Beneficiary's Standby Letter of Credit Numbers as listed in Attached Schedule 1 of your Letter of Credit.

[Insert name of Issuing Bank] is hereby instructed and authorized to reduce the captioned Letter of Credit by the amount of U.S.$[insert dollar amount] being U.S.$[insert dollar amount] for Standby Letter(s) of Credit and/or U.S.$[insert dollar amount] for fees and expenses and/or Interest.

IN WITNESS WHEREOF, Beneficiary has executed and delivered this Certificate as of the ____ day of ________, 20__.

Very truly yours,

BANK OF AMERICA, N.A.



By:_____________________________________
Name:___________________________________
Title:__________________________________

                                                    Exhibit A to First Amendment

                 Schedule 1 to Letter of Credit Number ________


----------------------------------------------------------------------------------------------------------------------
                                  Schedule of Outstanding Standby Letters of Credit
----------------------------------------------------------------------------------------------------------------------
Bank of America L/C No.          Amount Outstanding            Expiration Date                Beneficiary
------------------------- ---------------------------------- --------------------- -----------------------------------

------------------------- ---------------------------------- --------------------- -----------------------------------

------------------------- ---------------------------------- --------------------- -----------------------------------

------------------------- ---------------------------------- --------------------- -----------------------------------

------------------------- ---------------------------------- --------------------- -----------------------------------



                                    Exh. A-1